UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2007

ENERGY WEST, INCORPORATED
 (Exact name of registrant as specified in its charter)

MONTANA	0-14183	81-0141785
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 First Avenue South, Great Falls, Montana	59401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (406) 791-7500

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Effective 12:01 a.m. on April 1, 2007, Energy West, Incorporated completed the sale to SemStream, L.P., a Delaware limited partnership, of all of its propane-related assets and operations in the State of Arizona. The transaction covered the assets and business operations associated with a regulated propane gas distribution system operated in the cities and outlying areas of Payson, Pine, and Strawberry, Arizona, as well as certain assets and operations associated with non-regulated propane business operations in the same geographic area. The sale price for the assets and business operations was $15,000,000 plus net working capital, subject to final post-closing working capital adjustments.

The assets involved in the sale, the nature and amount of the consideration received by the registrant for the assets and the terms of the transaction are more fully described in the Asset Purchase Agreement (the “Asset Purchase Agreement”) dated as of July 17, 2006, by and between Energy West, Incorporated and Energy West Propane, Inc., each entity being a Montana corporation, and SemStream, L.P., a Delaware limited partnership, which was filed as Exhibit 10.1 to the registrant’s Current Report on Form 8-K dated July 20, 2006. The Asset Purchase Agreement is incorporated by reference into this Item 2.01.

SemStream, L.P., a subsidiary of SemGroup, L.P., provides natural gas liquids supply, marketing, storage and terminal services through 11 privately owned propane terminals. SemStream is based in Tulsa, Oklahoma.

Item 7.01.	Regulation FD Disclosure.

The registrant issued a press release announcing the completion of the sale of the registrants’ Arizona propane-related assets and operations, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 7.01 to this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Item 7.01 to this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro forma financial information. The pro forma financial information required by this item is not included in this initial report and will be filed by amendment not later than June 15, 2007.

(d) Exhibits.

Exhibit No.	Item	Filing Status
10.1	Asset Purchase Agreement, dated as of July 17, 2006, by and between Energy West, Incorporated and Energy West Propane, Inc., each entity being a Montana corporation, and SemStream, L.P., a Delaware limited partnership, incorporated herein by reference to Exhibit 10.1, filed with the registrant’s Current Report on Form 8-K filed July 20, 2006.	Filed

99.1	Press Release, dated April 2, 2007	Furnished

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY WEST, INCORPORATED

Dated: April 2, 2007	By: /s/ David A. Cerotzke

David A. Cerotzke
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Item
10.1	Asset Purchase Agreement, dated as of July 17, 2006, by and between Energy West, Incorporated and Energy West Propane, Inc., each entity being a Montana corporation, and SemStream, L.P., a Delaware limited partnership, incorporated herein by reference to Exhibit 10.1, filed with the registrant’s Current Report on Form 8-K filed July 20, 2006. (Filed)

99.1	Press Release, dated April 2, 2007 (Furnished and not filed)